UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

CLECO CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5226

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC

(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5226

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2009, Cleco Power LLC (the “Company”), a wholly owned subsidiary of Cleco Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Calyon Securities (USA) Inc. and KeyBanc Capital Markets Inc., as representatives of the underwriters named in Schedule I thereto (the “Underwriters”), covering the issue and sale of $145,000,000 aggregate principal amount of the Company’s 6.50% Notes due December 1, 2035 (the “Notes”). The offer and sale of the Notes are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-3 (Registration No. 333-162773) of the Company, which became effective upon filing with the Securities and Exchange Commission, as supplemented by the Prospectus Supplement dated November 9, 2009, relating to the Notes filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Affiliates of certain of the Underwriters are lenders under the Company’s $275 million five-year credit facility.

Closing of the issuance and sale of the Notes is scheduled for November 13, 2009, and is subject to customary conditions contained in the Underwriting Agreement.

The Underwriters have agreed in the Underwriting Agreement to purchase all of the Notes if any of them are purchased. If an Underwriter defaults, the agreement provides that the purchase commitment of the nondefaulting underwriter may be increased or the agreement may be terminated. The Company has agreed in the Underwriting Agreement to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished herewith:

1.1	Underwriting Agreement dated November 9, 2009 by and among the Company and Calyon Securities (USA) Inc. and KeyBanc Capital Markets Inc., as representatives of the Underwriters.

4.1	Form of Tenth Supplemental Indenture providing for the issuance of the Notes.

4.2	Form of Note (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2005).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: November 12, 2009	By:	/S/ R. RUSSELL DAVIS
R. Russell Davis
Vice President - Investor Relations & Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: November 12, 2009	By:	/S/ R. RUSSELL DAVIS

R. Russell Davis
Vice President - Investor Relations & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated November 9, 2009 by and among the Company and Calyon Securities (USA) Inc. and KeyBanc Capital Markets Inc., as representatives of the Underwriters.

4.1	Form of Tenth Supplemental Indenture providing for the issuance of the Notes.

4.2	Form of Note (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2005).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).